UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2021

ONCOTELIC THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A	OTLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2021, Oncotelic Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with FirstFire Global Opportunities Fund, LLC (the (“Holder”), pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $0.25 million (the “Note”). On December 12, 2021, the Company entered into a Securities Purchase Agreement (the “Blue Lake Purchase Agreement”) with Blue Lake Partners, LLC (“Blue Lake”), pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $0.25 million (the “Blue Lake Note”). Further on December 15, 2021, the Company entered into a Securities Purchase Agreement (the “Fourth Man Purchase Agreement”, and collectively with the Purchase Agreement and the Blue Lake Purchase Agreement, the “Purchase Agreements”), with Fourth Man, LLC (“Fourth Man”), pursuant to which the Company issued a convertible promissory note in the aggregate principal amount of $0.25 million (the ‘Fourth Man Note”, and collectively with the Note and the Blue Lake Note, the “Notes”). The Notes are convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

The Purchase Agreements and the Notes were entered into as part of a convertible note financing round with aggregate gross proceeds to the Company of up to $1.25 million (the “Financing”), undertaken by the Company pursuant to that certain Finder’s Fee Agreement between the Company and JH Darbie & Co., Inc. (“JH Darbie”), dated October 26, 2021 (the “Agreement”). Pursuant to the Agreement, JH Darbie will be entitled to a finder’s fee of: (a) 10% of the gross proceeds received by the Company in cash; and (b) warrants equal 10% warrant coverage of the amount raised, with a purchase price equal to the Conversion Price, with such warrants to expire five years from the date of issuance. The issuance and sale of the Notes on December 9, 2021, December 12, 2021 and December 15 2021, respectively, represented the third, fourth and fifth tranches of the Financing, totaling a gross of $0.75 million, for an aggregate gross total of $1.25 million across the five tranches. The Purchase Agreements and the Notes contain identical terms to the securities purchase agreements (and promissory notes issued thereunder), to Talos Victory Fund, LLC on November 24, 2021 and Mast Hill Fund, LP on November 30, 2021 (the “Prior Issuances”), except with reference to the name of the holders, the use of proceeds, which include repayment of certain debt, general corporate expenses and payroll, as applicable, and the law governing the terms of the Prior Issuances. The Prior Issuances were previously reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 1, 2021.

The Notes carry an interest rate of 12% per annum and matures on the earlier of (a) the one-year anniversary of the date of the Purchase Agreements, or (b) the acceleration of the maturity of the Notes by the applicable holder upon occurrence of an Event of Default (as defined below). The Notes contain a voluntary conversion mechanism whereby the applicable holder may convert the outstanding principal and accrued interest under the terms of the Notes into shares of Common Stock (the “Conversion Shares”), at a fixed price of $0.07 per share (the “Conversion Price”), subject to adjustments upon the occurrence of certain corporate events. Prepayment of the Notes may be made at any time upon three trading days’ prior written notice to the respective holder, by payment of the then outstanding principal amount plus accrued and unpaid interest and reimbursement of such holder’s administrative fees. The Notes contains customary events of default (each an “Event of Default”). If an Event of Default occurs, at the respective holder’s election, the outstanding principal amount of the Notes, plus accrued but unpaid interest, will become immediately due and payable in cash. The Purchase Agreements require the Company to use the proceeds for general working capital, and not for (i) the repayment of any indebtedness owed to officers, directors or employees of the Company or their affiliates, (iii) any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), (iv) any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company, or (v) in violation or contravention of any applicable law, rule or regulation.

The issuance of the Notes are exempt from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act. The shares of Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act or any other applicable securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

The foregoing descriptions of the Purchase Agreements and the Notes are qualified in their entirety by reference to the full text of the form of such agreements, copies of which were attached as Exhibit 10.1 and 10.2, respectively, and the Agreement, attached as Exhibit 10.3, with our Current Report on form 8-K filed with the SEC on December 1, 2021 and each of which is incorporated herein in its entirety by reference.

Item 8.01

The Company fully repaid the May 2021 and June 2021 Geneva Notes of $203,750 $103,750, respectively, including interest and prepayment penalty in full, and in compliance with the Prior Issuances.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01, above.

Item 3.02 Unregistered Sale of Equity Securities.

See Item 1.01, above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

10.1	Form of Securities Purchase Agreement.	Current Report on form 8-K filed with the SEC on December 1, 2021
10.2	Form of Convertible Promissory Note.	Current Report on form 8-K filed with the SEC on December 1, 2021
10.3	Finder’s Fee Agreement between Oncotelic Therapeutics, Inc. and JH Darbie & Co., Inc., dated October 26, 202.	Current Report on form 8-K filed with the SEC on December 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncotelic Therapeutics, Inc.

Date: December 15, 2021		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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